Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Fourth Quarter 2023

Lincoln Financial Group
Table of Contents

Notes	1
Credit Ratings	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Select Earnings Drivers By Segment	7
Sales By Segment	8
Operating Revenues and General and Administrative Expenses By Segment	9
Operating Commissions and Other Expenses	10
Select Earnings and Operational Data from Business Segments
Annuities	11
Life Insurance	12
Group Protection	13
Retirement Plan Services	14
Other Operations	15
DAC & Account Balance Roll Forwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	16
Account Balance Roll Forwards:
Annuities	17
Life Insurance	18
Retirement Plan Services	19
Investment Information
Fixed-Income Asset Class	20
Fixed-Income Credit Quality	21
GAAP to Non-GAAP Reconciliations
Select GAAP to Non-GAAP Reconciliations	22-24

Lincoln Financial Group
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein beginning on page 22.

Adjusted Income (Loss) From Operations
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Items related to annuity product features, which include changes in market risk benefits (“MRBs”), including gains and losses and benefit payments (“MRB-related impacts”), changes in the fair value of the derivative instruments we hold to hedge guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”);
• Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
• Credit loss-related adjustments on fixed maturity available for sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
• Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business;
• Gains (losses) on modification or early extinguishment of debt;
• Losses from the impairment of intangible assets and gains (losses) on other non-financial assets; and
• Income (loss) from discontinued operations.

Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends and the adjustment for deferred units of LNC stock in our deferred compensation plans.

Adjusted Operating Revenues
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity and indexed universal life insurance contracts and the associated index options we hold to hedge them (“revenue adjustments from annuity and life insurance product features”);
• Credit loss-related adjustments;
• Investment gains (losses);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans;
• Revenue adjustments from the initial adoption of new accounting standards; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of adjusted operating revenues and adjusted income (loss)
from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.
Page 1a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures, Continued

Stockholders’ Equity, Excluding AOCI and Preferred Stock
Stockholders’ equity, excluding AOCI and preferred stock is stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Adjusted Stockholders’ Equity
For presented periods prior to January 1, 2023, adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock and MRB-related impacts. For periods beginning on or after January 1, 2023, adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, MRB-related impacts and GLB and GDB hedged instruments gains (losses), to align to updates made to our variable annuity hedge program effective January 1, 2023. Management believes this metric is useful to investors because it eliminates the effect of market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Book Value per Share, Excluding AOCI
Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI and preferred stock, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share, excluding AOCI, is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Book Value per Share
Adjusted book value per share is calculated by dividing stockholders’ equity, excluding AOCI, preferred stock and MRB-related impacts, by common shares outstanding. We provide adjusted book value per share to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes adjusted book value per share is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in equity markets and interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations Available to Common Stockholders, Excluding AOCI and Preferred Stock ROE
Adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by average stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations ROE
Adjusted income (loss) from operations ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by adjusted average stockholders’ equity.
Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Management believes that the non-GAAP measures discussed above allow for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business.

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• We exclude deferred units of LNC stock that are antidilutive from our diluted earnings per share calculation. In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.
• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Page 1b

Lincoln Financial Group
Notes

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. See adjusted income (loss) from operations ROE and adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE metrics on page 1b for further information on how these metrics are calculated. Management evaluates consolidated
ROE by both including and excluding the effect of average goodwill.

Leverage ratio is a measure that we use to monitor the level of our debt relative to our total capitalization. Debt used in this metric reflects total debt and preferred stock adjusted for certain items.
Total capitalization reflects debt used in the numerator of this ratio and stockholders' equity adjusted for certain items.

Indexed variable annuities are referred to as registered index-linked annuities (“RILA”).

Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), IUL, VUL – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL), 15% of total expected premium deposits, and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.

Statistical Supplement is Dated
This document is dated February 8, 2024, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 1c

Lincoln Financial Group
Credit Ratings

Ratings as of February 8, 2024
Standard
	AM Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	bbb+	BBB+	Baa2	BBB+
Financial Strength Ratings
The Lincoln National Life Insurance Company	A	A+	A2	A+
First Penn-Pacific Life Insurance Company	A	A+	A2	A-
Lincoln Life & Annuity Company of New York	A	A+	A2	A+

Investor Inquiries May Be Directed To:
Tina Madon, Senior Vice President, Investor Relations
Email: InvestorRelations@lfg.com
Phone: 800-237-2920

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
Revenues
Insurance premiums	$1,564	$1,579	$1,612	$1,566	$(1,086)	NM	$6,087	$3,672	-39.7%
Fee income	1,354	1,379	1,365	1,363	1,361	0.5%	5,604	5,467	-2.4%
Net investment income	1,412	1,466	1,508	1,494	1,411	-0.1%	5,514	5,879	6.6%
Realized gain (loss)	(692)	(828)	(1,784)	(453)	(1,245)	-79.9%	840	(4,311)	NM
Amortization of deferred gain (loss) on business
sold through reinsurance	10	9	9	15	4	-60.0%	43	38	-11.6%
Other revenues	193	209	219	218	255	32.1%	722	900	24.7%
Total revenues	3,841	3,814	2,929	4,203	700	-81.8%	18,810	11,645	-38.1%

Expenses
Benefits	2,220	2,291	2,192	2,152	(497)	NM	8,479	6,138	-27.6%
Interest credited	744	785	808	831	824	10.8%	2,877	3,248	12.9%
Market risk benefit (gain) loss	(1,567)	619	(2,023)	(1,428)	568	136.2%	(3,246)	(2,264)	30.3%
Policyholder liability remeasurement (gain) loss	(52)	(118)	(110)	159	(84)	-61.5%	2,766	(152)	NM
Commissions and other expenses	1,385	1,300	1,335	1,335	1,369	-1.2%	5,125	5,339	4.2%
Interest and debt expense	77	83	84	84	81	5.2%	283	331	17.0%
Spark program expense	49	24	41	36	52	6.1%	167	153	-8.4%
Impairment of intangibles	—	—	—	—	—	NM	634	—	-100.0%
Total expenses	2,856	4,984	2,327	3,169	2,313	-19.0%	17,085	12,793	-25.1%
Income (loss) before taxes	985	(1,170)	602	1,034	(1,613)	NM	1,725	(1,148)	NM
Federal income tax expense (benefit)	173	(289)	91	181	(378)	NM	367	(396)	NM
Net income (loss)	812	(881)	511	853	(1,235)	NM	1,358	(752)	NM
Preferred stock dividends declared	—	(25)	(11)	(34)	(11)	NM	—	(82)	NM
Adjustment for deferred units of LNC stock
in our deferred compensation plans	(5)	(3)	2	—	—	100.0%	(13)	(1)	92.3%
Net income (loss) available to common
stockholders – diluted	$807	$(909)	$502	$819	$(1,246)	NM	$1,345	$(835)	NM

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$4.73	$(5.37)	$2.94	$4.79	$(7.35)	NM	$7.78	$(4.92)	NM

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$79,023	$80,448	$79,307	$76,001	$69,657	-11.9%
U.S. government bonds	379	383	371	373	393	3.7%
State and municipal bonds	5,070	5,257	5,074	4,770	2,790	-45.0%
Foreign government bonds	318	309	281	273	283	-11.0%
Residential mortgage-backed securities	2,009	2,050	2,015	1,928	1,773	-11.7%
Commercial mortgage-backed securities	1,674	1,671	1,684	1,701	1,424	-14.9%
Asset-backed securities	10,904	11,458	11,793	12,393	12,171	11.6%
Hybrid and redeemable preferred securities	359	360	365	365	247	-31.2%
Total fixed maturity AFS securities, net of allowance for credit losses	99,736	101,936	100,890	97,804	88,738	-11.0%
Trading securities	3,498	3,266	2,943	2,788	2,359	-32.6%
Equity securities	427	414	403	383	306	-28.3%
Mortgage loans on real estate, net of allowance for credit losses	18,301	18,327	18,460	18,751	18,963	3.6%
Policy loans	2,359	2,383	2,423	2,428	2,476	5.0%
Derivative investments	3,594	4,005	5,155	5,790	6,474	80.1%
Other investments	3,739	3,892	4,195	4,551	5,015	34.1%
Total investments	131,654	134,223	134,469	132,495	124,331	-5.6%
Cash and invested cash	3,343	3,766	3,768	2,529	3,365	0.7%
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,235	12,277	12,316	12,341	12,397	1.3%
Reinsurance recoverables, net of allowance for credit losses	19,953	19,827	19,571	18,924	29,843	49.6%
Deposit assets, net of allowance for credit losses	11,628	12,249	12,308	12,494	28,789	147.6%
Market risk benefit assets	2,807	3,445	3,906	4,108	3,894	38.7%
Accrued investment income	1,253	1,277	1,277	1,372	1,082	-13.6%
Goodwill	1,144	1,144	1,144	1,144	1,144	0.0%
Other assets	7,193	7,050	7,166	7,744	9,311	29.4%
Separate account assets	143,536	148,421	153,246	145,810	158,257	10.3%
Total assets	$334,746	$343,679	$349,171	$338,961	$372,413	11.3%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances	$114,435	$116,167	$117,598	$117,210	$120,737	5.5%
Future contract benefits	38,826	39,757	39,711	39,362	39,864	2.7%
Funds withheld reinsurance liabilities	2,256	2,308	2,352	2,397	14,336	NM
Market risk benefit liabilities	2,078	1,976	1,548	1,385	1,716	-17.4%
Deferred front-end loads	5,091	5,291	5,494	5,695	5,901	15.9%
Payables for collateral on investments	6,712	6,803	7,062	8,046	8,105	20.8%
Short-term debt	500	500	500	—	250	-50.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	867	867	867	867	867	0.0%
Financial	5,088	5,107	5,087	5,038	4,832	-5.0%
Other liabilities	10,255	9,750	9,887	9,952	10,655	3.9%
Separate account liabilities	143,536	148,421	153,246	145,810	158,257	10.3%
Total liabilities	329,644	336,947	343,352	335,762	365,520	10.9%

Stockholders’ Equity
Preferred stock	986	986	986	986	986	0.0%
Common stock	4,544	4,560	4,575	4,591	4,605	1.3%
Retained earnings	5,924	4,940	5,362	6,102	4,778	-19.3%
Accumulated other comprehensive income (loss):
Unrealized investment gain (loss)	(8,528)	(6,754)	(7,267)	(10,163)	(4,813)	43.6%
Market risk benefit non-performance risk gain (loss)	1,741	2,766	1,842	998	1,070	-38.5%
Policyholder liability discount rate remeasurement gain (loss)	747	545	657	1,021	587	-21.4%
Foreign currency translation adjustment	(34)	(31)	(26)	(32)	(26)	23.5%
Funded status of employee benefit plans	(278)	(280)	(310)	(304)	(294)	-5.8%
Total accumulated other comprehensive income (loss)	(6,352)	(3,754)	(5,104)	(8,480)	(3,476)	45.3%
Total stockholders’ equity	5,102	6,732	5,819	3,199	6,893	35.1%
Total liabilities and stockholders’ equity	$334,746	$343,679	$349,171	$338,961	$372,413	11.3%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

							As of or For the
	As of or For the Three Months Ended						Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
Income (Loss)
Net income (loss)	$812	$(881)	$511	$853	$(1,235)	NM	$1,358	$(752)	NM
Pre-tax adjusted income (loss) from operations	127	310	403	47	276	117.3%	(1,638)	1,036	163.2%
After-tax adjusted income (loss) from operations (1)	134	288	354	73	258	92.5%	(1,167)	973	183.4%
Adjusted operating tax rate	-5.5%	7.2%	12.2%	-56.2%	6.7%		28.8%	6.1%
Adjusted income (loss) from operations available to
common stockholders	129	260	343	39	246	90.7%	(1,180)	890	175.4%

ROE
Net income (loss) ROE	82.3%	-59.6%	32.6%	75.7%	-97.9%		14.0%	-13.8%
Adjusted income (loss) from operations available to
common stockholders, excluding AOCI and preferred
stock ROE	5.1%	10.4%	14.1%	1.5%	9.8%		-11.0%	8.9%
Adjusted income (loss) from operations ROE	4.6%	9.3%	12.4%	1.4%	9.3%		-9.2%	8.2%

Per Common Share
Net income (loss) (diluted)	$4.73	$(5.37)	$2.94	$4.79	$(7.35)	NM	$7.78	$(4.92)	NM
Adjusted income (loss) from operations (diluted) (2)	0.76	1.52	2.02	0.23	1.45	90.8%	(6.90)	5.22	175.7%
Dividends declared during the period	0.45	0.45	0.45	0.45	0.45	0.0%	1.80	1.80	0.0%

Book Value Per Common Share
Book value per share	$24.32	$33.89	$28.49	$13.04	$34.81	43.1%	$24.32	$34.81	43.1%
Book value per share, excluding AOCI (3)	61.86	56.04	58.58	63.03	55.30	-10.6%	61.86	55.30	-10.6%
Adjusted book value per share (3)	65.72	66.05	64.37	63.53	61.21	-6.9%	65.72	61.21	-6.9%

Common Shares
Repurchased during the period	—	—	—	—	—	NM	8.7	—	-100.0%
End-of-period – basic	169.2	169.5	169.6	169.7	169.7	NM	169.2	169.7	NM
Average for the period – basic	169.2	169.4	169.6	169.6	169.7	NM	171.0	169.6	-0.8%
End-of-period – diluted	170.5	170.5	170.0	171.0	170.6	NM	170.5	170.6	NM
Average for the period – diluted	170.6	170.5	169.9	170.9	170.4	NM	172.7	170.7	NM

(1) See reconciliation to net income (loss) on page 22.
(2) See reconciliation to earnings (loss) per common share - diluted on page 23.
(3) See reconciliation to stockholders’ equity and book value per common share on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
Cash Returned to Common Stockholders
Shares repurchased	$—	$—	$—	$—	$—	NM	$550	$—	-100.0%
Common dividends	76	76	76	76	76	0.0%	310	305	-1.6%
Total cash returned to common stockholders	$76	$76	$76	$76	$76	0.0%	$860	$305	-64.5%

Cash Returned to Preferred Stockholders - Dividends	$—	$25	$11	$34	$11	NM	$—	$82	NM

Leverage Ratio
Short-term debt	$500	$500	$500	$—	$250	-50.0%
Long-term debt	5,955	5,974	5,954	5,905	5,699	-4.3%
Total debt (1)	6,455	6,474	6,454	5,905	5,949	-7.8%
Preferred stock	986	986	986	986	986	0.0%
Total debt and preferred stock	7,441	7,460	7,440	6,891	6,935	-6.8%

Less:
Operating debt (2)	867	867	867	867	867	0.0%
Pre-funding of upcoming debt maturities	500	500	500	—	—	-100.0%
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	493	493	493	493	493	0.0%
Carrying value of fair value hedges and other items	164	182	161	111	154	-6.1%
Total numerator	$5,115	$5,116	$5,117	$5,118	$5,119	0.1%
Adjusted stockholders’ equity (3)	$11,120	$11,197	$10,918	$10,778	$10,385	NM
Less:
Reinsurance-related embedded derivative - Fortitude Re (4)	—	—	—	—	(623)	NM
Add:
25% of capital securities and subordinated notes	302	302	302	302	302	NM
50% of preferred stock	493	493	493	493	493	NM
Total numerator	5,115	5,116	5,117	5,118	5,119	NM
Total denominator	$17,030	$17,108	$16,830	$16,691	$16,922	NM

Leverage ratio	30.0%	29.9%	30.4%	30.7%	30.2%

Holding Company Available Liquidity (5)	$960	$954	$957	$455	$458	-52.3%

(1) Excludes obligations under finance leases and certain financing arrangements of $622 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.
(3) See reconciliation to stockholders’ equity on page 24.
(4) Adjusts for changes in the fair value of embedded derivative related to the Fortitude Re reinsurance transaction effective in the fourth quarter of 2023.
(5) Holding company available liquidity presented for the quarters ended 12/31/2022, 3/31/2023 and 6/30/2023 includes $500 million pre-funding used to repay
$500 million of debt that matured in the third quarter of 2023.

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
Annuities
Operating revenues	$1,125	$1,141	$1,190	$1,197	$(525)	NM	$4,481	$3,002	-33.0%
Deposits	3,198	3,164	2,560	2,737	4,359	36.3%	11,832	12,820	8.4%
Net flows	152	(331)	(1,108)	(874)	278	82.9%	(337)	(2,034)	NM
Average account balances, net of reinsurance	142,099	146,331	148,260	151,312	147,419	3.7%	149,591	148,206	-0.9%
Alternative investment income (1)	1	3	6	4	4	300.0%	7	17	142.9%

Life Insurance
Operating revenues	$1,688	$1,757	$1,760	$1,723	$1,667	-1.2%	$6,747	$6,907	2.4%
Deposits	1,605	1,320	1,333	1,272	1,458	-9.2%	5,821	5,385	-7.5%
Net flows	1,149	852	932	821	1,013	-11.8%	4,123	3,618	-12.2%
Average account balances, net of reinsurance	47,963	49,100	50,049	50,130	45,608	-4.9%	49,036	48,722	-0.6%
Average in-force face amount	1,061,415	1,075,614	1,081,795	1,085,253	1,087,535	2.5%	1,023,828	1,082,549	5.7%
Alternative investment income (1)	9	46	68	44	49	NM	47	207	NM

Group Protection
Operating revenues	$1,346	$1,388	$1,400	$1,388	$1,387	3.0%	$5,303	$5,563	4.9%
Insurance premiums	1,213	1,251	1,263	1,251	1,250	3.1%	4,768	5,014	5.2%
Alternative investment income (1)	1	2	3	2	2	100.0%	5	9	80.0%

Retirement Plan Services
Operating revenues	$325	$328	$334	$327	$322	-0.9%	$1,274	$1,310	2.8%
Deposits	2,973	3,209	2,897	2,700	2,972	0.0%	12,902	11,778	-8.7%
Net flows	51	535	201	(272)	(332)	NM	2,696	132	-95.1%
Average account balances	87,987	91,457	94,099	96,473	96,045	9.2%	90,960	94,520	3.9%
Alternative investment income (1)	1	2	3	2	3	200.0%	4	10	150.0%

Consolidated
Adjusted operating revenues (2)	$4,531	$4,657	$4,730	$4,673	$1,967	-56.6%	$17,963	$16,027	-10.8%
Deposits	7,776	7,693	6,790	6,709	8,789	13.0%	30,555	29,983	-1.9%
Net flows	1,352	1,056	25	(325)	959	-29.1%	6,482	1,716	-73.5%
Average account balances, net of reinsurance	278,049	286,888	292,408	297,915	289,072	4.0%	289,587	291,448	0.6%
Alternative investment income (1)	12	53	80	52	58	NM	63	243	285.7%

(1) Excludes alternative investment income on investments supporting our modified coinsurance and coinsurance with funds withheld agreements as we have a limited economic interest in the investments.
(2) See reconciliation to total revenues on page 23.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
Sales
Annuities:
RILA	$1,211	$1,147	$1,123	$1,069	$986	-18.6%	$4,726	$4,325	-8.5%
Other variable without GLBs	303	255	341	359	362	19.5%	1,701	1,317	-22.6%
Other variable with GLBs	432	445	494	530	579	34.0%	2,121	2,048	-3.4%
Total variable	1,946	1,847	1,958	1,958	1,927	-1.0%	8,548	7,690	-10.0%
Fixed	1,264	1,317	624	770	2,438	92.9%	3,331	5,150	54.6%
Total Annuities	$3,210	$3,164	$2,582	$2,728	$4,365	36.0%	$11,879	$12,840	8.1%

Life Insurance:
IUL/UL	$41	$34	$28	$23	$34	-17.1%	$135	$119	-11.9%
MoneyGuard®	26	21	23	27	27	3.8%	94	98	4.3%
VUL	49	30	34	29	38	-22.4%	163	132	-19.0%
Term	39	30	26	23	21	-46.2%	177	100	-43.5%
Executive Benefits	31	15	12	42	24	-22.6%	136	93	-31.6%
Total Life Insurance	$186	$130	$123	$144	$144	-22.6%	$705	$542	-23.1%

Group Protection:
Life	$141	$82	$54	$30	$167	18.4%	$299	$333	11.4%
Disability	195	40	36	32	204	4.6%	337	311	-7.7%
Dental	20	6	6	9	27	35.0%	40	49	22.5%
Total Group Protection	$356	$128	$96	$71	$398	11.8%	$676	$693	2.5%
Percent employee-paid	35.7%	70.3%	54.8%	48.8%	33.8%		43.2%	45.0%

Retirement Plan Services:
First-year sales	$1,059	$736	$819	$464	$874	-17.5%	$4,458	$2,893	-35.1%
Recurring deposits	1,914	2,473	2,078	2,236	2,098	9.6%	8,444	8,885	5.2%
Total Retirement Plan Services	$2,973	$3,209	$2,897	$2,700	$2,972	0.0%	$12,902	$11,778	-8.7%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
Operating Revenues
Annuities	$1,125	$1,141	$1,190	$1,197	$(525)	NM	$4,482	$3,002	-33.0%
Life Insurance	1,688	1,757	1,760	1,723	1,667	-1.2%	6,747	6,907	2.4%
Group Protection	1,346	1,388	1,400	1,388	1,387	3.0%	5,303	5,563	4.9%
Retirement Plan Services	325	328	334	327	322	-0.9%	1,274	1,310	2.8%
Other Operations	47	43	46	38	(884)	NM	157	(755)	NM
Total segment operating revenues	$4,531	$4,657	$4,730	$4,673	$1,967	-56.6%	$17,963	$16,027	-10.8%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$110	$123	$135	$138	$131	19.1%	$448	$528	17.9%
Life Insurance	123	134	136	138	143	16.3%	488	551	12.9%
Group Protection	173	191	191	191	191	10.4%	686	764	11.4%
Retirement Plan Services	75	79	81	81	84	12.0%	288	325	12.8%
Other Operations	212	38	75	70	85	-59.9%	377	268	-28.9%
Total	$693	$565	$618	$618	$635	-8.4%	$2,287	$2,436	6.5%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	9.8%	10.8%	11.3%	11.5%	NM		10.0%	17.6%
Life Insurance	7.3%	7.6%	7.7%	8.0%	8.6%		7.2%	8.0%
Group Protection	12.9%	13.8%	13.6%	13.8%	13.8%		12.9%	13.7%
Retirement Plan Services	23.2%	24.0%	24.3%	24.9%	26.1%		22.6%	24.8%
Other Operations	457.7%	90.0%	162.1%	177.3%	NM		239.6%	NM
Total	15.3%	12.1%	13.1%	13.2%	32.2%		12.7%	15.2%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$750	$617	$672	$672	$693	-7.6%	$2,506	$2,654	5.9%
Commissions	654	615	617	603	651	-0.5%	2,621	2,485	-5.2%
Taxes, licenses and fees	88	94	81	96	81	-8.0%	346	352	1.7%
Interest and debt expense	77	83	84	84	81	5.2%	283	331	17.0%
Expenses associated with reserve financing
and letters of credit	28	30	27	28	29	3.6%	108	114	5.6%
Total adjusted operating commissions and other
expenses incurred	1,597	1,439	1,481	1,483	1,535	-3.9%	5,864	5,936	1.2%

Less Amounts Capitalized
General and administrative expenses	(57)	(52)	(54)	(54)	(58)	-1.8%	(219)	(218)	0.5%
Commissions	(287)	(241)	(240)	(223)	(259)	9.8%	(1,116)	(964)	13.6%
Taxes, licenses and fees	(10)	(9)	(8)	(8)	(8)	20.0%	(39)	(33)	15.4%
Total amounts capitalized	(354)	(302)	(302)	(285)	(325)	8.2%	(1,374)	(1,215)	11.6%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,243	1,137	1,179	1,198	1,210	-2.7%	4,490	4,721	5.1%

Amortization
Amortization of DAC, VOBA and other intangibles	266	268	271	270	271	1.9%	1,059	1,077	1.7%
Total operating commissions and other expenses	$1,509	$1,405	$1,450	$1,468	$1,481	-1.9%	$5,549	$5,798	4.5%

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$52	$38	$54	$24	$(1,700)	NM	$165	$(1,584)	NM
Fee income (1)	556	540	546	557	552	-0.7%	2,347	2,196	-6.4%
Net investment income	389	421	437	451	425	9.3%	1,463	1,734	18.5%
Amortization of deferred gain (loss) on
business sold through reinsurance	6	5	5	11	10	66.7%	25	31	24.0%
Other revenues	122	137	148	154	188	54.1%	482	625	29.7%
Total operating revenues	1,125	1,141	1,190	1,197	(525)	NM	4,482	3,002	-33.0%
Operating expenses:
Benefits	72	63	69	45	(1,683)	NM	251	(1,506)	NM
Interest credited	248	278	306	330	338	36.3%	894	1,252	40.0%
Policyholder liability remeasurement (gain) loss	—	(1)	(1)	19	(15)	NM	2	2	0.0%
Commissions incurred	240	240	240	238	252	5.0%	1,018	971	-4.6%
Other expenses incurred	242	251	257	276	265	9.5%	991	1,050	6.0%
Amounts capitalized	(103)	(98)	(100)	(102)	(110)	-6.8%	(449)	(411)	8.5%
Amortization	107	108	109	109	107	0.0%	429	431	0.5%
Total operating expenses	806	841	880	915	(846)	NM	3,136	1,789	-43.0%
Income (loss) from operations before taxes	319	300	310	282	321	0.6%	1,346	1,213	-9.9%
Federal income tax expense (benefit)	44	26	39	34	42	-4.5%	185	140	-24.3%
Income (loss) from operations	$275	$274	$271	$248	$279	1.5%	$1,161	$1,073	-7.6%

Effective Federal Income Tax Rate	13.7%	8.6%	12.6%	12.0%	12.9%		13.7%	11.5%

Return on Average Account Balances	77	75	73	66	76	(1)	$78	72	(6)

Account Balances, Net of Reinsurance –
End-of-Period
RILA account balances	$20,130	$21,841	$24,407	$25,006	$27,533	36.8%	$20,130	$27,533	36.8%
Other variable account balances without GLBs	41,742	42,983	44,381	42,196	45,499	9.0%	41,742	45,499	9.0%
Other variable account balances with GLBs	65,877	67,274	68,460	64,754	69,458	5.4%	$65,877	69,458	5.4%
Fixed account balances	14,989	15,053	14,828	14,694	10,336	-31.0%	14,989	10,336	-31.0%
Total account balances	$142,738	$147,151	$152,076	$146,650	$152,826	7.1%	$142,738	$152,826	7.1%
Percent variable account balances with GLBs	46.2%	45.7%	45.0%	44.2%	45.4%		46.2%	45.4%

Fee Income, Gross of Hedge Allowance	$738	$745	$750	$758	$752	1.9%	$3,111	$3,005	-3.4%
Net Investment Income, Net of Reinsurance (2)	337	376	396	409	385	14.2%	1,226	1,568	27.9%
Interest Credited, Net of Reinsurance (2)	202	224	247	270	255	26.2%	730	996	36.4%

(1) Fee income is reported net of the hedge allowance, which represents fees allocated to net annuity product features to support the cost of hedging.
(2) Net investment income and interest credited are both reported gross of reinsurance. Reinsurance impacts are settled through other revenues.

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$297	$285	$293	$289	$295	-0.7%	$1,146	$1,162	1.4%
Fee income	735	776	753	739	741	0.8%	2,995	3,010	0.5%
Net investment income	650	687	707	689	629	-3.2%	2,587	2,712	4.8%
Operating realized gain (loss)	(2)	(2)	(2)	(2)	(2)	0.0%	(7)	(6)	14.3%
Amortization of deferred gain (loss) on
business sold through reinsurance	4	4	4	4	(6)	NM	18	5	-72.2%
Other revenues	4	7	5	4	10	150.0%	8	24	200.0%
Total operating revenues	1,688	1,757	1,760	1,723	1,667	-1.2%	6,747	6,907	2.4%
Operating expenses:
Benefits	1,079	1,152	1,073	1,129	1,083	0.4%	4,071	4,436	9.0%
Interest credited	325	328	325	325	312	-4.0%	1,310	1,290	-1.5%
Policyholder liability remeasurement (gain) loss	(2)	(13)	14	183	(37)	NM	2,854	147	-94.8%
Commissions incurred	189	148	143	129	150	-20.6%	698	571	-18.2%
Other expenses incurred	210	216	216	215	223	6.2%	818	869	6.2%
Amounts capitalized	(217)	(174)	(170)	(152)	(175)	19.4%	(805)	(671)	16.6%
Amortization	122	123	124	123	125	2.5%	482	496	2.9%
Total operating expenses	1,706	1,780	1,725	1,952	1,681	-1.5%	9,428	7,138	-24.3%
Income (loss) from operations before taxes	(18)	(23)	35	(229)	(14)	22.2%	(2,681)	(231)	91.4%
Federal income tax expense (benefit)	(9)	(10)	2	(56)	(8)	11.1%	(587)	(72)	87.7%
Income (loss) from operations	$(9)	$(13)	$33	$(173)	$(6)	33.3%	$(2,094)	$(159)	92.4%

Effective Federal Income Tax Rate	52.0%	45.0%	6.6%	24.2%	59.7%		21.9%	31.1%

Average Account Balances, Net of Reinsurance	$47,963	$49,100	$50,049	$50,130	$45,608	-4.9%	$49,036	$48,722	-0.6%

In-Force Face Amount
UL and other	$363,884	$364,101	$364,633	$364,586	$365,938	0.6%	$363,884	$365,938	0.6%
Term insurance	707,747	715,495	719,361	721,927	722,620	2.1%	707,747	722,620	2.1%
Total in-force face amount	$1,071,631	$1,079,596	$1,083,994	$1,086,513	$1,088,558	1.6%	$1,071,631	$1,088,558	1.6%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,213	$1,251	$1,263	$1,251	$1,250	3.1%	$4,768	$5,014	5.2%
Net investment income	81	85	85	84	85	4.9%	334	339	1.5%
Other revenues	52	52	52	53	52	0.0%	202	210	4.0%
Total operating revenues	1,346	1,388	1,400	1,388	1,387	3.0%	5,304	5,563	4.9%
Operating expenses:
Benefits	1,030	1,037	1,019	979	984	-4.5%	4,034	4,020	-0.3%
Interest credited	1	1	1	1	1	0.0%	5	5	0.0%
Policyholder liability remeasurement (gain) loss	(48)	(100)	(121)	(39)	(28)	41.7%	(103)	(288)	NM
Commissions incurred	103	106	112	109	119	15.5%	394	446	13.2%
Other expenses incurred	223	248	246	245	246	10.3%	890	982	10.3%
Amounts capitalized	(29)	(25)	(28)	(26)	(34)	-17.2%	(99)	(113)	-14.1%
Amortization	33	32	33	33	34	3.0%	131	132	0.8%
Total operating expenses	1,313	1,299	1,262	1,302	1,322	0.7%	5,252	5,184	-1.3%
Income (loss) from operations before taxes	33	89	138	86	65	97.0%	52	379	NM
Federal income tax expense (benefit)	7	18	29	18	13	85.7%	11	80	NM
Income (loss) from operations	$26	$71	$109	$68	$52	100.0%	$41	$299	NM

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Loss Ratios by Product Line
Life	74.8%	80.4%	71.6%	76.8%	67.2%		79.5%	74.0%
Disability	85.7%	71.4%	70.7%	74.1%	83.1%		85.2%	74.8%
Dental	74.0%	76.4%	76.9%	75.9%	75.4%		73.5%	76.1%
Total	81.1%	75.0%	71.3%	75.2%	76.6%		82.5%	74.5%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$63	$64	$65	$66	$67	6.3%	$261	$262	0.4%
Net investment income	253	255	259	251	248	-2.0%	976	1,012	3.7%
Other revenues	9	9	10	10	7	-22.2%	37	36	-2.7%
Total operating revenues	325	328	334	327	322	-0.9%	1,274	1,310	2.8%
Operating expenses:
Interest credited	161	167	168	165	164	1.9%	629	665	5.7%
Commissions incurred	21	21	21	22	22	4.8%	79	87	10.1%
Other expenses incurred	83	89	90	90	93	12.0%	321	360	12.1%
Amounts capitalized	(5)	(5)	(5)	(5)	(6)	-20.0%	(20)	(21)	-5.0%
Amortization	4	5	5	5	5	25.0%	18	18	0.0%
Total operating expenses	264	277	279	277	278	5.3%	1,027	1,109	8.0%
Income (loss) from operations before taxes	61	51	55	50	44	-27.9%	247	201	-18.6%
Federal income tax expense (benefit)	9	8	8	7	6	-33.3%	36	30	-16.7%
Income (loss) from operations	$52	$43	$47	$43	$38	-26.9%	$211	$171	-19.0%

Effective Federal Income Tax Rate	15.0%	16.4%	14.9%	13.9%	13.2%		14.3%	14.2%

Return on Average Account Balances	24	19	20	18	16	(8)	23	18	(5)

Pre-tax Net Margin	37.1%	31.8%	33.5%	31.2%	27.8%		38.2%	31.1%

Net Flows by Market
Small Market	$174	$148	$99	$21	$115	-33.9%	$295	$382	29.5%
Mid - Large Market	298	711	408	83	78	-73.8%	3,601	1,279	-64.5%
Multi-Fund® and Other	(421)	(324)	(306)	(376)	(525)	-24.7%	(1,200)	(1,529)	-27.4%

Net Flows – Trailing Twelve Months	$2,696	$2,304	$1,592	$515	$132	-95.1%	$2,696	$132	-95.1%

Base Spreads, Excluding Variable
Investment Income (1)	1.18%	1.14%	1.18%	1.10%	1.09%	(9)	1.02%	1.13%	11

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums.

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	For the Three Months Ended						Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
Other Operations
Operating revenues:
Insurance premiums	$2	$5	$2	$1	$(930)	NM	$8	$(921)	NM
Net investment income	39	35	38	37	37	-5.1%	155	148	-4.5%
Amortization of deferred gain (loss) on
business sold through reinsurance	—	—	—	—	1	NM	—	1	NM
Other revenues	6	3	6	—	8	33.3%	(7)	17	NM
Total operating revenues	47	43	46	38	(884)	NM	156	(755)	NM
Operating expenses:
Benefits	19	20	14	17	(918)	NM	63	(863)	NM
Interest credited	8	10	9	9	9	12.5%	39	36	-7.7%
Policyholder liability remeasurement (gain) loss	2	—	1	(5)	—	-100.0%	3	(3)	NM
Commissions and other expenses	160	13	32	39	32	-80.0%	203	117	-42.4%
Interest and debt expense	77	83	84	84	81	5.2%	283	331	17.0%
Spark program expense	49	24	41	36	52	6.1%	167	153	-8.4%
Total operating expenses	315	150	181	180	(744)	NM	758	(229)	NM
Income (loss) from operations before taxes	(268)	(107)	(135)	(142)	(140)	47.8%	(602)	(526)	12.6%
Federal income tax expense (benefit)	(58)	(20)	(29)	(29)	(35)	39.7%	(116)	(115)	0.9%
Income (loss) from operations	$(210)	$(87)	$(106)	$(113)	$(105)	50.0%	$(486)	$(411)	15.4%

DAC & Account Balance
Roll Forwards

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$12,140	$12,235	$12,277	$12,316	$12,341	1.7%	$11,896	$12,235	2.8%
Business acquired (sold) through reinsurance	—	—	—	—	(11)	NM	—	(11)	NM
Deferrals	357	306	304	289	333	-6.7%	1,381	1,232	-10.8%
Operating amortization	(262)	(264)	(265)	(264)	(266)	-1.5%	(1,042)	(1,059)	-1.6%
Balance as of end-of-period	$12,235	$12,277	$12,316	$12,341	$12,397	1.3%	$12,235	$12,397	1.3%

DFEL
Balance as of beginning-of-period	$4,871	$5,091	$5,291	$5,494	$5,695	16.9%	$4,257	$5,091	19.6%
Deferrals	286	268	274	275	281	-1.7%	1,091	1,098	0.6%
Operating amortization	(66)	(68)	(71)	(74)	(75)	-13.6%	(257)	(288)	-12.1%
Balance as of end-of-period	$5,091	$5,291	$5,494	$5,695	$5,901	15.9%	$5,091	$5,901	15.9%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$5,644	$5,519	$5,389	$5,250	$5,132	-9.1%	$5,644	$5,132	-9.1%

Lincoln Financial Group
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
Traditional Variable Annuities
Balance as of beginning-of-period	$104,050	$107,627	$110,264	$112,848	$106,957	2.8%	$138,907	$107,627	-22.5%
Gross deposits	735	700	835	889	941	28.0%	3,822	3,365	-12.0%
Full surrenders and deaths	(1,168)	(1,527)	(1,543)	(1,559)	(1,714)	-46.7%	(5,270)	(6,343)	-20.4%
Other contract benefits	(1,086)	(979)	(993)	(984)	(1,147)	-5.6%	(4,151)	(4,102)	1.2%
Net flows	(1,519)	(1,806)	(1,701)	(1,654)	(1,920)	-26.4%	(5,599)	(7,080)	-26.5%
Policyholder assessments	(618)	(623)	(626)	(630)	(624)	-1.0%	(2,600)	(2,504)	3.7%
Change in market value and reinvestment	5,714	5,066	4,911	(3,607)	10,550	84.6%	(23,081)	16,920	173.3%
Balance as of end-of-period, gross	107,627	110,264	112,848	106,957	114,963	6.8%	107,627	114,963	6.8%
Account balances reinsured	(8)	(7)	(7)	(7)	(6)	25.0%	(8)	(6)	25.0%
Balance as of end-of-period, net	$107,619	$110,257	$112,841	$106,950	$114,957	6.8%	$107,619	$114,957	6.8%

RILA
Balance as of beginning-of-period	$17,735	$20,130	$21,841	$24,407	$25,006	41.0%	$16,906	$20,130	19.1%
Gross deposits	1,211	1,147	1,123	1,069	986	-18.6%	4,726	4,325	-8.5%
Full surrenders and deaths	(42)	(65)	(78)	(105)	(103)	NM	(174)	(351)	NM
Other contract benefits	(22)	(35)	(23)	(20)	(45)	NM	(60)	(123)	NM
Net flows	1,147	1,047	1,022	944	838	-26.9%	4,492	3,851	-14.3%
Policyholder assessments	(1)	(1)	(2)	(2)	(3)	NM	(5)	(8)	-60.0%
Change in market value and reinvestment	90	125	163	190	213	136.7%	255	690	170.6%
Change in fair value of embedded derivative instruments	1,159	540	1,383	(533)	1,479	27.6%	(1,518)	2,870	289.1%
Balance as of end-of-period, gross	$20,130	$21,841	$24,407	$25,006	$27,533	36.8%	$20,130	$27,533	36.8%

Page 17a

Lincoln Financial Group
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
Fixed Annuities
Balance as of beginning-of-period	$22,670	$23,365	$24,019	$23,813	$23,681	4.5%	$22,552	$23,365	3.6%
Gross deposits	1,252	1,317	602	779	2,432	94.2%	3,284	5,130	56.2%
Full surrenders and deaths	(547)	(728)	(864)	(782)	(878)	-60.5%	(1,913)	(3,252)	-70.0%
Other contract benefits	(181)	(161)	(167)	(161)	(194)	-7.2%	(601)	(683)	-13.6%
Net flows	524	428	(429)	(164)	1,360	159.5%	770	1,195	55.2%
Policyholder assessments	(12)	(15)	(14)	(13)	(15)	-25.0%	(51)	(56)	-9.8%
Reinvested interest credited	143	154	159	158	179	25.2%	532	649	22.0%
Change in fair value of embedded derivative instruments	40	87	78	(113)	150	275.0%	(438)	202	146.1%
Balance as of end-of-period, gross	23,365	24,019	23,813	23,681	25,355	8.5%	23,365	25,355	8.5%
Account balances reinsured	(8,376)	(8,966)	(8,985)	(8,987)	(15,019)	-79.3%	(8,376)	(15,019)	-79.3%
Balance as of end-of-period, net	$14,989	$15,053	$14,828	$14,694	$10,336	-31.0%	$14,989	$10,336	-31.0%

Total
Balance as of beginning-of-period	$144,455	$151,122	$156,124	$161,068	$155,644	7.7%	$178,365	$151,122	-15.3%
Gross deposits	3,198	3,164	2,560	2,737	4,359	36.3%	11,832	12,820	8.4%
Full surrenders and deaths	(1,757)	(2,320)	(2,485)	(2,446)	(2,695)	-53.4%	(7,357)	(9,946)	-35.2%
Other contract benefits	(1,289)	(1,175)	(1,183)	(1,165)	(1,386)	-7.5%	(4,812)	(4,908)	-2.0%
Net flows	152	(331)	(1,108)	(874)	278	82.9%	(337)	(2,034)	NM
Policyholder assessments	(631)	(639)	(642)	(645)	(642)	-1.7%	(2,656)	(2,568)	3.3%
Change in market value, reinvestment and interest credited	5,947	5,345	5,233	(3,259)	10,942	84.0%	(22,294)	18,259	181.9%
Change in fair value of embedded derivative instruments	1,199	627	1,461	(646)	1,629	35.9%	(1,956)	3,072	257.1%
Balance as of end-of-period, gross	151,122	156,124	161,068	155,644	167,851	11.1%	151,122	167,851	11.1%
Account balances reinsured	(8,384)	(8,973)	(8,992)	(8,994)	(15,025)	-79.2%	(8,384)	(15,025)	-79.2%
Balance as of end-of-period, net	$142,738	$147,151	$152,076	$146,650	$152,826	7.1%	$142,738	$152,826	7.1%

Page 17b

Lincoln Financial Group
Life Insurance – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
General Account
Balance as of beginning-of-period	$37,691	$37,694	$37,533	$37,458	$37,217	-1.3%	$38,200	$37,694	-1.3%
Gross deposits	1,110	926	907	915	1,006	-9.4%	3,921	3,755	-4.2%
Withdrawals and deaths	(328)	(393)	(323)	(378)	(359)	-9.5%	(1,244)	(1,454)	-16.9%
Net flows	782	533	584	537	647	-17.3%	2,677	2,301	-14.0%
Transfers between general and separate accounts	(14)	32	44	14	7	150.0%	2	97	NM
Policyholder assessments	(1,138)	(1,128)	(1,120)	(1,124)	(1,140)	-0.2%	(4,496)	(4,512)	-0.4%
Reinvested interest credited	374	373	371	370	366	-2.1%	1,494	1,479	-1.0%
Change in fair value of embedded derivative instruments	(1)	29	46	(38)	83	NM	(183)	121	166.1%
Balance as of end-of-period, gross	37,694	37,533	37,458	37,217	37,180	-1.4%	37,694	37,180	-1.4%
Account balances reinsured	(5,558)	(5,525)	(5,527)	(5,503)	(15,777)	NM	(5,558)	(15,777)	NM
Balance as of end-of-period, net	$32,136	$32,008	$31,931	$31,714	$21,403	-33.4%	$32,136	$21,403	-33.4%

Separate Account
Balance as of beginning-of-period	19,382	20,920	22,162	23,409	22,642	16.8%	24,785	$20,920	-15.6%
Gross deposits	495	394	426	357	452	-8.7%	1,900	1,630	-14.2%
Withdrawals and deaths	(128)	(75)	(78)	(73)	(86)	32.8%	(454)	(313)	31.1%
Net flows	367	319	348	284	366	-0.3%	1,446	1,317	-8.9%
Transfers between general and separate accounts	14	(32)	(44)	(12)	(7)	NM	(2)	(96)	NM
Policyholder assessments	(244)	(238)	(238)	(238)	(250)	-2.5%	(938)	(964)	-2.8%
Change in market value and reinvestment	1,401	1,193	1,181	(801)	2,399	71.2%	(4,371)	3,973	190.9%
Balance as of end-of-period, gross	20,920	22,162	23,409	22,642	25,150	20.2%	20,920	25,150	20.2%
Account balances reinsured	(4,421)	(4,606)	(4,805)	(4,632)	(5,062)	-14.5%	(4,421)	(5,062)	-14.5%
Balance as of end-of-period, net	$16,499	$17,556	$18,604	$18,010	$20,088	21.8%	$16,499	$20,088	21.8%

Total
Balance as of beginning-of-period	$57,073	$58,614	$59,695	$60,867	$59,859	4.9%	$62,985	$58,614	-6.9%
Gross deposits	1,605	1,320	1,333	1,272	1,458	-9.2%	5,821	5,385	-7.5%
Withdrawals and deaths	(456)	(468)	(401)	(451)	(445)	2.4%	(1,698)	(1,767)	-4.1%
Net flows	1,149	852	932	821	1,013	-11.8%	4,123	3,618	-12.2%
Transfers between general and separate accounts	—	—	—	2	—		—	1	NM
Policyholder assessments	(1,382)	(1,366)	(1,358)	(1,362)	(1,390)	-0.6%	(5,434)	(5,476)	-0.8%
Change in market value and reinvestment	1,775	1,566	1,552	(431)	2,765	55.8%	(2,877)	5,452	289.5%
Change in fair value of embedded derivative instruments	(1)	29	46	(38)	83	NM	(183)	121	166.1%
Balance as of end-of-period, gross	58,614	59,695	60,867	59,859	62,330	6.3%	58,614	62,330	6.3%
Account balances reinsured	(9,979)	(10,131)	(10,332)	(10,135)	(20,839)	NM	(9,979)	(20,839)	NM
Balance as of end-of-period, net	$48,635	$49,564	$50,535	$49,724	$41,491	-14.7%	$48,635	$41,491	-14.7%

Lincoln Financial Group
Retirement Plan Services – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
General Account
Balance as of beginning-of-period	$25,276	$25,138	$24,994	$24,430	$24,099	-4.7%	$23,579	$25,138	6.6%
Gross deposits	787	701	616	709	750	-4.7%	4,012	2,776	-30.8%
Withdrawals	(1,119)	(1,113)	(981)	(1,168)	(1,233)	-10.2%	(3,579)	(4,494)	-25.6%
Net flows	(332)	(412)	(365)	(459)	(483)	-45.5%	433	(1,718)	NM
Transfers between fixed and variable accounts	36	103	(363)	(38)	2	-94.4%	510	(295)	NM
Policyholder assessments	(3)	(3)	(3)	(3)	(3)	0.0%	(13)	(14)	-7.7%
Reinvested interest credited	161	168	167	169	169	5.0%	629	673	7.0%
Balance as of end-of-period	$25,138	$24,994	$24,430	$24,099	$23,784	-5.4%	$25,138	$23,784	-5.4%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$59,064	$63,592	$67,985	$72,156	$69,834	18.2%	$75,465	$63,592	-15.7%
Gross deposits	2,186	2,508	2,281	1,991	2,222	1.6%	8,890	9,002	1.3%
Withdrawals	(1,803)	(1,561)	(1,715)	(1,804)	(2,071)	-14.9%	(6,627)	(7,152)	-7.9%
Net flows	383	947	566	187	151	-60.6%	2,263	1,850	-18.3%
Transfers between fixed and variable accounts	(55)	(104)	370	42	(10)	81.8%	(493)	295	159.8%
Policyholder assessments	(57)	(58)	(60)	(62)	(62)	-8.8%	(238)	(239)	-0.4%
Change in market value and reinvestment	4,257	3,608	3,295	(2,489)	7,288	71.2%	(13,405)	11,703	187.3%
Balance as of end-of-period	$63,592	$67,985	$72,156	$69,834	$77,201	21.4%	$63,592	$77,201	21.4%

Total
Balance as of beginning-of-period	$84,340	$88,730	$92,979	$96,586	$93,933	11.4%	$99,044	$88,730	-10.4%
Gross deposits	2,973	3,209	2,897	2,700	2,972	0.0%	12,902	11,778	-8.7%
Withdrawals	(2,922)	(2,674)	(2,696)	(2,972)	(3,304)	-13.1%	(10,206)	(11,646)	-14.1%
Net flows	51	535	201	(272)	(332)	NM	2,696	132	-95.1%
Transfers between fixed and variable accounts	(19)	(1)	7	4	(8)	57.9%	17	—	-100.0%
Policyholder assessments	(60)	(61)	(63)	(65)	(65)	-8.3%	(251)	(253)	-0.8%
Change in market value and reinvestment	4,418	3,776	3,462	(2,320)	7,457	68.8%	(12,776)	12,376	196.9%
Balance as of end-of-period	$88,730	$92,979	$96,586	$93,933	$100,985	13.8%	$88,730	$100,985	13.8%

Investment Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 12/31/2022		As of 12/31/2023
	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld
Investments and Allowance for Credit Losses, at Amortized Cost (1)
Industry corporate bonds:
Financial services	$17,696	15.9%	$13,510	15.2%
Basic industry	4,336	3.9%	2,986	3.3%
Capital goods	7,347	6.6%	5,569	6.2%
Communications	4,237	3.8%	3,110	3.5%
Consumer cyclical	5,969	5.4%	5,268	5.8%
Consumer non-cyclical	17,035	15.3%	13,458	15.1%
Energy	4,760	4.3%	2,776	3.1%
Technology	5,544	5.0%	4,376	4.9%
Transportation	3,621	3.3%	3,233	3.6%
Industrial other	2,327	2.1%	2,107	2.4%
Utilities	14,108	12.7%	11,613	13.0%
Government-related entities	1,820	1.6%	1,278	1.4%
Residential mortgage-backed securities ("RMBS")
Agency backed	1,845	1.7%	1,505	1.7%
Non-agency backed	362	0.3%	332	0.4%
Commercial mortgage-backed securities ("CMBS")	1,918	1.7%	1,546	1.7%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	8,466	7.6%	8,325	9.3%
Other ABS	3,269	2.9%	4,220	4.7%
Municipals	5,410	4.9%	2,973	3.3%
United States and foreign government	753	0.7%	731	1.1%
Hybrid & redeemable preferred securities	364	0.3%	237	0.3%
Total fixed maturity AFS securities, net of modified coinsurance and funds withheld
investments and allowance for credit losses, at amortized cost	111,187	100.0%	89,153	100.0%
Trading Securities, Net of Modified Coinsurance and Funds Withheld Investments	541		626
Equity Securities, Net of Modified Coinsurance and Funds Withheld Investments	312		275
Total fixed maturity AFS, trading and equity securities, net of modified coinsurance and funds
withheld investments and allowance for credit losses, at amortized cost	112,040		90,054
Modified coinsurance and funds withheld investments	3,861		10,215
Total fixed maturity AFS, trading and equity securities	$115,901		$100,269

(1) Net investment income and net gains (losses) related to assets held by us to support certain modified coinsurance and funds withheld agreements are included in periodic payments to or from the reinsurers, resulting in the economic benefits of these assets flowing to the reinsurers. Accordingly, these assets have been excluded from summaries provided on page 20 and page 21 as we have a limited economic interest in the assets.

Lincoln Financial Group
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 12/31/2022		As of 12/31/2023
	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld Investments
and Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$63,461	57.1%	$51,732	58.0%
NAIC 2 (BBB)	43,890	39.4%	34,472	38.7%
Total investment grade	107,351	96.5%	86,204	96.7%

NAIC 3 (BB)	2,096	1.9%	1,090	1.2%
NAIC 4 (B)	1,679	1.5%	1,760	2.0%
NAIC 5 (CCC and lower)	59	0.1%	86	0.1%
NAIC 6 (in or near default)	2	0.0%	2	0.0%
Total below investment grade	3,836	3.5%	2,938	3.3%
Total	$111,187	100.0%	$89,142	100.0%

Commercial Mortgage Loans, Net of Modified Coinsurance and Funds Withheld Investments,
at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,270	80.4%	$13,687	80.4%
CM2 (BBB)	3,137	19.0%	3,248	19.1%
CM3-7 (BB and lower)	91	0.6%	84	0.5%
Total	$16,498	100.0%	$17,019	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, Net of Modified
Coinsurance and Funds Withheld Investments, at Amortized Cost (1)(2)
AAA-A	$76,731	60.1%	$65,419	61.6%
BBB	47,027	36.8%	37,720	35.5%
BB and lower	3,927	3.1%	3,022	2.9%
Total	$127,685	100.0%	$106,161	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.

GAAP to Non-GAAP Reconciliations

Lincoln Financial Group

You're In Charge

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
Net Income
Net income (loss) available to common stockholders – diluted	$807	$(909)	$502	$819	$(1,246)	NM	$1,345	$(835)	NM
Less:
Preferred stock dividends declared	—	(25)	(11)	(34)	(11)	NM	—	(82)	NM
Adjustment for deferred units of LNC stock
in our deferred compensation plans	(5)	(3)	2	—	—	100.0%	(13)	(1)	92.3%
Net income (loss)	812	(881)	511	853	(1,235)	NM	1,358	(752)	NM
Less:
Net annuity product features, after-tax	674	(1,018)	822	1,045	(797)	NM	3,266	52	-98.4%
Net life insurance product features, after-tax	6	(95)	(123)	85	(178)	NM	21	(310)	NM
Credit loss-related adjustments, after-tax	(8)	(18)	(3)	(21)	(21)	NM	(103)	(63)	38.8%
Investment gains (losses), after-tax	11	(45)	(528)	(306)	136	NM	16	(744)	NM
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, after-tax (1)	(5)	7	(4)	(23)	(613)	NM	(41)	(633)	NM
Impairment of intangibles	—	—	—	—	—	NM	(634)	—	100.0%
Transaction and integration costs related to mergers,
acquisitions and divestitures, after-tax (2)	—	—	(7)	—	(20)	NM	—	(27)	NM
Total adjustments	678	(1,169)	157	780	(1,493)	NM	2,525	(1,725)	NM
Adjusted income (loss) from operations	134	288	354	73	258	92.5%	(1,167)	973	183.4%
Add:
Preferred stock dividends declared	—	(25)	(11)	(34)	(11)	NM	—	(82)	NM
Adjustment for deferred units of LNC stock
in our deferred compensation plans	(5)	(3)	—	—	(1)	80.0%	(13)	(1)	92.3%
Adjusted income (loss) from operations available to
common stockholders	$129	$260	$343	$39	$246	90.7%	$(1,180)	$890	175.4%

(1) Includes primarily changes in the fair value of embedded derivative related to the Fortitude Re reinsurance transaction effective in the fourth quarter of 2023.
(2) Includes costs pertaining to the Fortitude Re reinsurance transaction and the planned sale of our wealth management business.

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
Revenues
Total revenues	$3,841	$3,814	$2,929	$4,203	$700	-81.8%	$18,810	$11,645	-38.1%
Less:
Revenue adjustments from annuity
and life insurance product features	(689)	(773)	(1,123)	(14)	(631)	8.4%	1,009	(2,541)	NM
Credit loss-related adjustments	(9)	(22)	(5)	(27)	(27)	NM	(130)	(80)	38.5%
Investment gains (losses)	14	(57)	(668)	(400)	167	NM	20	(959)	NM
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, after-tax	(6)	9	(5)	(29)	(776)	NM	(52)	(802)	NM
Adjusted operating revenues	$4,531	$4,657	$4,730	$4,673	$1,967	-56.6%	$17,963	$16,027	-10.8%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$4.73	$(5.37)	$2.94	$4.79	$(7.35)	NM	$7.78	$(4.92)	NM
Less:
Net annuity product features, after-tax	3.95	(6.03)	4.84	6.11	(4.71)	NM	18.91	0.30	-98.4%
Net life insurance product features, after-tax	0.03	(0.56)	(0.73)	0.50	(1.06)	NM	0.12	(1.83)	NM
Credit loss-related adjustments, after-tax	(0.04)	(0.10)	(0.02)	(0.12)	(0.12)	NM	(0.60)	(0.37)	38.3%
Investment gains (losses), after-tax	0.06	(0.26)	(3.11)	(1.79)	0.80	NM	0.09	(4.38)	NM
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, after-tax	(0.03)	0.04	(0.02)	(0.14)	(3.61)	NM	(0.24)	(3.73)	NM
Impairment of intangibles	—	—	—	—	—	NM	(3.67)	—	100.0%
Transaction and integration costs related to
mergers, acquisitions and divestitures, after-tax	—	—	(0.04)	—	(0.12)	NM	—	(0.16)	NM
Adjustment attributable to using different average
diluted shares for adjusted income (loss) from
operations as compared to net income (loss) (1)	—	0.02	—	—	0.02	NM	0.07	0.03	-57.1%
Adjusted income (loss) from operations	$0.76	$1.52	$2.02	$0.23	$1.45	90.8%	$(6.90)	$5.22	175.7%

(1) In periods where net income (loss) or adjusted income (loss) from operations is presented, basic shares are used in the diluted EPS and adjusted diluted EPS calculations, as the use of diluted shares would result in a lower loss per share. Due to reporting adjusted income (loss) from operations per common share on a different share basis than net income (loss) per common share, we have included an adjustment to reconcile the two metrics.

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Change	12/31/22	12/31/23	Change
Stockholders’ Equity, End-of-Period
Stockholders' equity	$5,102	$6,732	$5,819	$3,199	$6,893	35.1%	$5,102	$6,893	35.1%
Less:
Preferred stock	986	986	986	986	986	0.0%	986	986	0.0%
AOCI	(6,352)	(3,754)	(5,104)	(8,480)	(3,476)	45.3%	(6,352)	(3,476)	45.3%
Stockholders’ equity, excluding AOCI and preferred
stock	10,468	9,500	9,937	10,693	9,383	-10.4%	10,468	9,383	-10.4%
MRB-related impacts	(652)	(1,158)	426	1,545	1,083	266.1%	(652)	1,083	266.1%
GLB and GDB hedge instruments gains (losses)(1)	N/A	(539)	(1,407)	(1,630)	(2,085)		N/A	(2,085)
Adjusted stockholders' equity	$11,120	$11,197	$10,918	$10,778	$10,385	-6.6%	$11,120	$10,385	-6.6%

Stockholders’ Equity, Average
Stockholders' equity	$3,943	$5,917	$6,276	$4,509	$5,046	28.0%	$9,719	$5,437	-44.1%
Less:
Preferred stock	493	986	986	986	986	100.0%	123	986	NM
AOCI	(6,646)	(5,053)	(4,429)	(6,792)	(5,979)	10.0%	(1,022)	(5,563)	NM
Stockholders’ equity, excluding AOCI and preferred
stock	10,096	9,984	9,719	10,315	10,038	-0.6%	10,618	10,014	-5.7%
MRB-related impacts	(1,262)	(905)	(366)	986	1,314	204.1%	(2,085)	257	112.3%
GLB and GDB hedge instruments gains (losses)(1)	N/A	(269)	(973)	(1,519)	(1,857)		N/A	(1,155)
Adjusted average stockholders' equity	$11,358	$11,158	$11,058	$10,848	$10,582	-6.8%	$12,703	$10,912	-14.1%

Book Value Per Common Share
Book value per share	$24.32	$33.89	$28.49	$13.04	$34.81	43.1%	$24.32	$34.81	43.1%
Less:
AOCI	(37.54)	(22.15)	(30.09)	(49.99)	(20.49)	45.4%	(37.54)	(20.49)	45.4%
Book value per share, excluding AOCI	61.86	56.04	58.58	63.03	55.30	-10.6%	61.86	55.30	-10.6%
Less:
MRB-related gains (losses)	(3.86)	(6.83)	2.51	9.11	6.38	265.3%	(3.86)	6.38	265.3%
GLB and GDB hedge instruments gains (losses)(1)	N/A	(3.18)	(8.30)	(9.61)	(12.29)		N/A	(12.29)
Adjusted book value per share	$65.72	$66.05	$64.37	$63.53	$61.21	-6.9%	$65.72	$61.21	-6.9%

(1) For periods beginning on or after January 1, 2023, gains (losses) on our GLB and GDB hedge instruments are excluded from adjusted stockholders' equity to align to the updated hedge program.